IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND FUND NAME

WisdomTree Trust

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

(the “Fund”)

Supplement dated April 25, 2025, to the

currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”), each as supplemented

The Fund’s Board of Trustees (the “Board”) has approved changing the name of the Fund and revising the Fund’s investment objective. Effective on or about June 26, 2025 (the “Effective Date”), the name of the Fund will change from “WisdomTree Japan Hedged SmallCap Equity Fund” to “WisdomTree Japan Opportunities Fund”. The revised investment objective for the Fund reflects a change in the Fund’s index from the WisdomTree Japan Hedged SmallCap Equity Index to the WisdomTree Japan Opportunities Index. Accordingly, on the Effective Date, the Fund’s investment policy (the “80% investment policy”) will be revised to invest at least 80% of its assets in certain types of securities and the principal investment strategies will also be revised to reflect the new index as shown below.

In addition to changing the Fund’s name and investment objective, the Board also approved revising the principal investment strategies and other related changes for the Fund. Each of these changes is further described below.

I.	Revised Fund Name

On the Effective Date, the name of WisdomTree Japan Hedged SmallCap Equity Fund will change as shown below.

Current Fund Name	New Fund Name
WisdomTree Japan Hedged SmallCap Equity Fund	WisdomTree Japan Opportunities Fund

Accordingly, on the Effective Date, all references in the Prospectuses to “WisdomTree Japan Hedged SmallCap Equity Fund” will be replaced with “WisdomTree Japan Opportunities Fund”.

II.	Revised Investment Objective

On the Effective Date, under the heading “Investment Objective” in the Fund’s Fund Summary section of each Prospectus, the Fund’s investment objective will be deleted in its entirety and replaced with the investment objective set forth below.

The WisdomTree Japan Opportunities Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Opportunities Index (the “Index”).

III.	Revised 80% Investment Policy

On the Effective Date, the Fund’s 80% investment policy will be deleted in its entirety and replaced with the policy set forth below.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

IV.	Revised Principal Investment Strategies

On the Effective Date, the description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of each Prospectus will be deleted in its entirety and replaced with the description below.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the Index Provider and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to companies in the Japanese market with attractive valuation characteristics and that primarily benefit from geopolitical and global policy shifts. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Opportunities Index Committee (the “Index Committee”).

To be eligible for inclusion in the Index, a company must meet the following key criteria as of the quarterly Index screening date: (i) conduct its Primary Business Activities and list its shares on the Tokyo Stock Exchange; (ii) have a market capitalization of at least $100 million; (iii) have a median daily dollar trading volume of greater than $100,000 for the preceding three months; and (iv) have trading of at least 250,000 shares per month for each of the preceding six months. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

The Index Committee will categorize eligible securities into one of four Index allocations and will weight according to shareholder yield, liquidity, and market capitalization considerations.

(i) Strategic Holdings: 0-45% of the Index will be allocated to securities of Japanese companies that are strategic holdings of Berkshire Hathaway Inc. (“Berkshire Hathaway”) (i.e., companies for which Berkshire Hathaway owns more than 5% of the shares outstanding) on the screening date as evidenced by publicly available regulatory filings.

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(ii) High Shareholder Yields: 15-33% of the Index will be allocated to securities of Japanese companies that provide a high “total shareholder yield”, as evidenced by high return of capital to shareholders through either dividend distributions or the repurchase of shares (“buybacks”) combined with favorable earnings and dividend growth characteristics.

(iii) Corporate Governance Improvers: 15-33% of the Index will be allocated to securities of Japanese companies that have a low valuation ratio (such as a Low Price to Book ratio) but favorable earnings and dividend growth characteristics.

(iv) Thematic Ideas: 15-33% of the Index will be allocated to securities of companies that have exposures to thematic opportunities from developments in the geopolitical space, technology trends, and macro-economic conditions.

While the Index Committee may consider a variety of qualitative and quantitative factors, including a company’s exposure to non-allied countries, when selecting companies eligible for this category, companies are selected based primarily on their exposure to the four trends described below. The list below also sets forth the expected allocation to each category under typical circumstances.

1. Geopolitical events (25-50% allocation) – Companies positioned to benefit from geopolitical considerations including but not limited to supply chain changes, tax policies, defense spending and alliances, or trade and tariff policies;

2. Fiscal and monetary policy shifts (5-25% allocation) – Companies better positioned for the raising and lowering of interest rates by central banks, different fiscal spending programs, and currency and policy interventions;

3. Innovations in technology (5-25% allocation) – Companies across a range of sectors including but not limited to the Technology and Energy Sectors that are participating in innovative solutions (i.e., new, creative, or different technologically-enabled products or services that could change an industry landscape, particularly those products or services related to shifts to geopolitics and government policies);

4. Shifting consumer preferences (5-15% allocation) – Companies positioned to benefit from changes in global consumer habits.

Typically, the Index will be composed of 100 to 150 securities. The Index will be reconstituted on at least a quarterly basis.

The Index constituents are denominated in Japanese yen. The Index Committee seeks to manage the Index’s currency risk by dynamically hedging currency fluctuations in the relative value of the Japanese yen against the U.S. dollar, ranging from a 0% to 100% hedge. The Index Committee will determine if a currency hedge will be implemented in the Index based on the signals described below.

1. Momentum: The one-month average of the currency’s spot price versus U.S. dollar is weaker than that of the three-month average (i.e., the targeted currency is depreciating).

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2. Interest Rate Differentials: The difference in interest rates, as implied in one-month foreign exchange forwards, between the Japanese yen and U.S. dollar.

3. Geopolitical Events and Fiscal & Monetary Policy Shifts: Geopolitical considerations including, but not limited to, supply chain changes, tax policies, defense spending and alliances, trade and tariff policies, central bank mandated changes in interest rates, different fiscal spending programs, and currency and policy interventions.

4. Time-series momentum: Overall broad trends in the U.S. dollar.

To implement the Index hedging strategy, the Fund expects to use currency forward contracts and/or currency futures contracts. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to all currency fluctuations. The return of the currency forward contracts and currency futures contracts held by the Fund may not fully hedge or completely offset the Fund’s exposure to the Japanese yen or fluctuations in its value relative to that of the U.S. dollar.

WisdomTree currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. The Fund’s sector exposure may vary from time to time. As of June 26, 2025, the Fund is expected to have significant exposure to the Industrials Sector.

To the extent the Index’s constituents are concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments in (i.e., hold more than 25% of its assets in) such industry or group of industries to approximately the same extent as the Index.

V.	Revised Principal Risks

On the Effective Date, under the heading “Principal Risks of Investing in the Fund” in the Fund’s Fund Summary section of each Prospectus, the “Dividend Paying Securities Risk”, “Growth Investing Risk”, “Large Capitalization Investing Risk”, “Mid-Capitalization Investing Risk”, and “Value Investing Risk” descriptions below will be added as principal risks of investing in the Fund.

▪	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company’s dividend payments may adversely affect the Fund.

▪	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

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▪	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller-capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

▪	Mid-Capitalization Investing Risk. The Fund may invest a relatively large percentage of its assets in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

▪	Value Investing Risk. Value stocks, as a group, may be out of favor with the market and underperform growth stocks or the overall equity market. Value investing focuses on companies whose stocks appear undervalued, but value stocks may not realize their perceived intrinsic value for extended periods of time or may never realize their perceived intrinsic value.

On the Effective Date, under the heading “Additional Information About the Funds – Additional Principal Risks Information About the Funds” in the Fund’s Statutory Prospectus, the description of “Market Risk” will be deleted in its entirety and replaced with the description below.

Market Risk

The trading prices of securities, including shares of the Fund, and other instruments may fluctuate, at times significantly, in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. As a result of these and other factors, investors could lose money on their investment in the Fund.

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Recent Events

The value of the Fund’s investments may be adversely affected by recent and current events occurring outside of the United States, including those affecting foreign markets (including extreme volatility, depressed valuations, and decreased liquidity), significant geopolitical events (including armed conflicts, terror attacks, and disruptions to foreign economic and trade relationships), and public health emergencies (including pandemics such as the COVID-19 pandemic), among other events. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, and related sanctions and trading restrictions have caused significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, and the United States. Similarly, the policy agenda of the new U.S. administration has introduced heightened risks, including economic policy and market risks with the imposition of significant tariffs and other trade-related initiatives that have disrupted, and could continue to disrupt, markets globally. Trade disputes and retaliatory actions, such as embargoes and other trade limitations, may reduce the profitability of companies in which the Fund invests, lead to a significant reduction in international trade, and adversely affect the growth of the global economy. Trade disputes may also increase currency exchange rate volatility, which can adversely affect the prices of certain of Fund investments and the ability of the Fund to hedge its currency risk, and negatively affect investor confidence in the markets generally and investment growth and could contribute to volatility or overall declines in the U.S. and global investment markets. While the aggregate effect of these policies is unknown, initially they appear to be escalating tensions between the United States and certain subject countries, as well as globally, and increasing volatility in the markets generally. The extent and duration of these conflicts, policy initiatives, and tensions are impossible to predict, and they could continue to result in significant market disruptions, including with respect to certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These conflicts, policy initiatives, and tensions could adversely affect the value of certain Fund investments, as well as the Fund’s performance and liquidity, even if the Fund does not have direct investment exposure to a country involved in a particular conflict or industry directly affected by trade restrictions.

In addition, on the Effective Date, under the heading “Additional Information About the Funds – Additional Principal Risks Information About the Funds”, in the Fund’s Statutory Prospectus, the “Geographic Concentration Risk” description below will be added as a principal risk of investing in the Fund.

Geographic Concentration Risk

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. The Fund will concentrate its investments in Japan.

Investments in Japan

Economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy supporting its export market. Slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole. Japan also lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Japan's economy. Trade tariffs and other protectionist measures could also have an adverse impact on the Japanese export market. The Japanese economy has in the past been negatively affected by, among other factors, government intervention and protectionism and an unstable financial services sector. While the Japanese economy has recently emerged from a prolonged economic downturn, some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, escalating political tension in the region, or other events, such as natural disasters, could have a negative impact on Japanese securities.

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VI.	Revised Additional Information About the Fund

On the Effective Date, under the headings “Additional Information About the Funds – Additional Information About the Funds’ Investment Strategies – Indexes.” the paragraphs below will be added following the third full paragraph.

The WisdomTree Japan Opportunities Index. The Index Committee is primarily responsible for implementing and maintaining the Index in accordance with its rules-based methodology. The Index Committee, which considers both qualitative and quantitative characteristics of eligible companies when selecting the constituents of the Index, may exercise discretion in its implementation of the Index methodology from time to time and under certain circumstances. The Index Committee may determine to rebalance and/or reconstitute the Index more frequently in response to volatility in the market, shifts in exposure away from certain sectors, geopolitical events (such as kinetic conflicts, cyber-attacks, and tariffs) or other similar circumstances.

The constituents of the Index are weighted according to shareholder yield, liquidity, and market capitalization considerations. The Index will be reconstituted on a quarterly basis. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Index is expected to typically consist of 100 to 150 constituents.

In addition, from time to time, securities are added to or removed from the Index and consequently the attributes of the Index, such as sectors, industries, or countries represented in the Index and weightings, may change. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index or to reflect various corporate actions or other changes to the Index. Between rebalances and reconstitutions, the Index (and the Fund) may temporarily include constituents that no longer meet the Index’s eligibility criteria. Further, the Fund may overweight or underweight securities in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, in seeking to track the performance of the Index.

The Fund employs a strategy to “hedge” against fluctuations in the relative value of non-U.S. currencies included in the Index against the U.S. dollar. For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar. The Index seeks to track the performance of equity securities in a developed market that is attributable solely to stock prices.

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The changes described above are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-DXJS-0425

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IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND FUND NAME

WisdomTree Trust

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

(the “Fund”)

Supplement dated April 25, 2025, to the

currently effective Statement of Additional Information (the “SAI”), as supplemented

The Fund’s Board of Trustees (the “Board”) has approved changing the name of the Fund and revising the Fund’s investment objective. Effective on or about June 26, 2025 (the “Effective Date”), the Fund’s name, investment objective, and principal investment strategies, including the Fund’s investment policy to invest at least 80% of its assets in certain types of securities (the “80% investment policy”), will be revised to reflect the Fund’s new index, the WisdomTree Japan Opportunities Index (the “Index”). Accordingly, on the Effective Date, the Fund’s SAI is revised to reflect these changes as described below.

A. New Fund Name

On the Effective Date, all references in the SAI to “WisdomTree Japan Hedged SmallCap Equity Fund” will be deleted and replaced with the Fund’s new name, “WisdomTree Japan Opportunities Fund”.

B. New 80% Investment Policy

On the Effective Date, the paragraph below will be added under the headings “INVESTMENT LIMITATIONS - Non-Fundamental Policies”.

The Japan Opportunities Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

C. New Index Description

In addition, on the Effective Date, the paragraph below will be added under the headings “INDEX DESCRIPTIONS - Constituent Selection Criteria”.

The Japan Opportunities Index is overseen by the WisdomTree Opportunities Index Committee (the “Opportunities Index Committee”), a standing index committee of WisdomTree. The Opportunities Index Committee is responsible for making broad decisions with respect to the implementation, ongoing management, operation, and administration of the Index. The primary function of the Opportunities Index Committee is to seek to ensure the Index methodology is implemented correctly. In such role, the Opportunities Index Committee selects all constituents meeting the eligibility criteria described herein in its discretion. In addition, any changes to or deviations from this methodology are intended to enable the Index to continue to achieve its objective and will be made in the sole judgment and discretion of the Opportunities Index Committee.

The eligibility criteria for the Index are described in the “Principal Investment Strategies of the Fund” and “Additional Information About the Fund’s Investment Strategies” sections of the Fund’s Prospectus. More generally, common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in the Japan Opportunities Index. American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts, limited partnerships, royalty trusts, passive foreign investment companies, preferred stocks, closed-end funds, ETFs, and derivatives, such as warrants and rights are not eligible.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SAI-DXJS-0425

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